                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
06/30/2003   10:18:28   CARVE   Version 842.0 /u/vanacker/carve/carvedir/MSDW/2003-SD1/MSAC-2003-SD1-Prosup.carve
MSAC   ASSET BACKED CERTIFICATES   SERIES 2003-SD1   CLASS A-8A-1A
-----------------------------------------------------------------------------------------------------------------------------------
Class             A-8A-1A          Settlement Date     06/30/2003  Coupon Formula   _1monthlibor + 0.5000 (UnCapped, 0.6000 Floor)
Original Balance  107,267,000.00   Dated Date          06/30/2003  Delay            0
Current Balance   107,267,000.00   First Payment Date  07/25/2003  Lead Manager     Morgan Stanley
Credit Rating     Aaa/AAA          Next Payment Date   07/25/2003  Orig Deal Size   531,971,726.69
Market Desc       AAA ARM Floater  Payment Freq        Monthly     Num of Tranches  26
Factor            1.00000000       Interest Freq       Monthly     Deal Age         0


Cusip               N/A
Yield Table Date    06/30/2003
Yield Frequency     Monthly
Yield Day Count     ACT/360

                         PXCALL
-------------------------------------
DM / PRICE
-------------------------------------
               40.00        100.28730
               41.00        100.25850
               42.00        100.22972
               43.00        100.20095
               44.00        100.17220
               45.00        100.14346
               46.00        100.11474
               47.00        100.08603
               48.00        100.05734
               49.00        100.02866
               50.00        100.00000
               51.00         99.97135
               52.00         99.94272
               53.00         99.91410
               54.00         99.88550
               55.00         99.85691
               56.00         99.82834
               57.00         99.79978
               58.00         99.77123
               59.00         99.74270
               60.00         99.71419
AVERAGE LIFE                     2.95
FIRST PRIN                 07/25/2003
LAST PRIN                  01/25/2012
PAYMENT WINDOW                    103
ACCRUAL FACTOR                 0.0000
MOD DURATION @ 50.00             2.85

                                                                                                                        Page 1 of 1

-----------------------------------------------------------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International
Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.